Exhibit 99.2 Kemper Corporation: Acquisition of American Access November 23, 2020

Preliminary Matters Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. 2

American Access Acquisition Accelerates Specialty Auto Strategy

$370 million cash purchase price | 1Q 2021 estimated close

Enhancing Specialty Market Capabilities

✓ Extends reach within specialty auto customer segment

- Expands customer profile and enhances specialty capabilities, particularly within Hispanic customer base

✓ Expanded distribution network

- Strengthens independent agent network and provides access to a captive channel with deep ties in Hispanic communities

✓ Geographic diversification

- Diversifies and scales footprint in attractive specialty markets (AZ, IL, IN, NV, TX)

✓ Increases specialty auto scale and growth opportunities

- Scalable model that provides growth opportunities across new and existing geographies

✓ Value accretive transaction

- High single digit run-rate earnings accretion; tangible book value per share returns to current levels within a year following close

✓ Aligns with capital deployment philosophy

- Deploying capital in an acquisition that accelerates our strategy and drives long-term value for shareholders

Industry Leading Specialty Auto Growth



($ Billions)
Private Passenger Auto + Commrcl. Vehicle Premium CAGR[1]
Industry 6%
KMPR 40%
AMERICAN ACCESS CASUALTY COMPANY
INFINITY Auto Insurance
Alliance United Insurance Company
2015[2]: $0.8 ($0.4 / $0.4)
2016: $0.9
2017: $1.0
2018[2]: $2.9 ($1.3 / $1.6)
2019: $3.2
9/30/20 LTM[2]: $3.8 ($3.4 / $0.4)
Base Net Written Premium
Acquired Net Written Premium

[1] Source: S&P Global industry aggregates. CAGR based on Net Written Premiums (NWP) from 2015 – 6/30/20 LTM and includes American Access's NWP for Kemper.
[2] For illustrative purposes, annual net written premium acquired is fully reflected in the year of acquisition.

KEMPER

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American Access Overview

Specialty auto insurer focused on Hispanic and non-standard customers

Business Highlights

Headquarters	Downers Grove, IL
LTM Net Written Premium	$359mm
LTM GAAP Combined Ratio	87.7%
LTM Adjusted Operating Income[1]	$44mm
3Q20 Tangible Book Value	$159mm
# of Independent Agents	~500
# of Captive Locations	84
# of Employees	~500

Multi-Channel Specialty Auto Insurer

- Large Hispanic customer base (>75% of customers)
- ~50% of employee base is bilingual
- Focus on low limit auto policies
- Multi-channel distribution strategy (independent and captive agents) with deep ties in Hispanic communities
- Strong financial performance demonstrated by consistent and sustainable margins and cash flows
- Scalable business model with opportunities to expand geographically within its customer segment

Business Mix

Agency Channel Distribution



Captive
27%
Independent
73%

Geographic Mix



AZ
6%
IL
18%
IN
6%
NV
8%
TX
62%

LTM Net Written Premium: $359 million

GAAP Combined Ratio



89.8%
95.9%
90.0%
88.5%
87.7%
21.3%
68.5%
18.1%
77.8%
17.8%
72.2%
18.7%
69.8%
19.5%
68.2%
2016
2017
2018
2019
9/30/20 LTM
Loss & LAE Ratio
Net Expense Ratio[2]

Note: LTM figures are for the last twelve months ending September 30, 2020.

[1] Assumes captive agency income tax-effected at 21%; excludes realized gains and change in fair value of equities.

[2] Expense ratio shown net of policy and installment fees.

KEMPER | 4